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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 24, 2007


                              CENTRAL BANCORP, INC.
                              ---------------------
               (Exact Name Of Registrant As Specified In Charter)


       MASSACHUSETTS                      0-25251              04-3447594
--------------------------------      -------------------     -------------
(State Or Other Jurisdiction            (Commission           (IRS Employer
Of Incorporation)                       File Number)         Identification No.)


399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS                       02144
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
              ------------------------------------------

         On January 25, 2007 Central Bancorp, Inc. (the "Company") entered into an agreement, subject to the financing arrangement discussed below and other conditions, to purchase 109,600 shares of the Company's common stock at a price of $33.00 per share from Mendon Capital Advisors Corp. and affiliates (collectively, "Mendon"). The shares to be purchased by the ESOP represent approximately 6.7% of the Company's outstanding shares. After the purchase, the ESOP will hold approximately 24.9% of the Company's outstanding shares, including shares allocated to participants. Separately, John D. Doherty, the Company's President and Chief Executive Officer, agreed, also subject to conditions, to purchase the remaining 13,400 shares of the Company's common stock owned by Mendon, also at a price of $33.00 per share, which purchase facilitates the ESOP's purchase.

         Completion of the purchase is subject to the issuance by the Company of approximately $6 million of trust preferred securities to finance, through loans to the ESOP, the ESOP's purchase of the shares from Mendon and its refinance of an existing loan from an independent financial institution used to fund a previous purchase of the Company common stock. The agreement also includes a provision restricting Mendon or any of its affiliates from knowingly acquiring or offering to acquire shares of the Company's securities, either directly or indirectly, for a period of five years following the closing of the transaction without the prior written approval of the Company's Board of Directors.

         A copy of the Stock Purchase Agreement dated January 25, 2007 is attached to this Report as Exhibit 99.1 and incorporated herein by reference. Additionally, a press release announcing the transaction is attached to this Report as Exhibit 99.2 and furnished herewith.

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
              ------------------------------------------------------------
              FISCAL YEAR
              -----------

         On January 24, 2007, the Company's Board of Directors amended Article II of the Company's Bylaws to opt out of the control share acquisition provisions set forth in Title XV, Chapter 110D of the Massachusetts General Laws. A copy of the Company's Amended and Restated Bylaws is attached to this Report as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

        (d)   Exhibits.  The following exhibits are filed herewith:
              --------

                      Exhibit 3.1      Amended and Restated Bylaws

                      Exhibit 99.1     Stock Purchase Agreement dated January
                                       25, 2007

                      Exhibit 99.2     Press Release dated January 25, 2007



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CENTRAL BANCORP, INC.



Date: January 25, 2007                 By: /s/ Paul S. Feeley
                                           -------------------------------------
                                           Paul S. Feeley
                                           Senior Vice President, Treasurer and
                                           Chief Financial Officer